EXHIBIT 32

Certifications of

Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act Of 2002

In connection with the Quarterly Report of Design Within Reach, Inc. (the “Company”) on Form 10-Q for the period ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ray Brunner, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 16, 2007

/s/ RAY BRUNNER
Ray Brunner
Chief Executive Officer

In connection with the Quarterly Report of Design Within Reach, Inc. (the “Company”) on Form 10-Q for the period ended July 1, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John D. Hellmann, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2. That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 16, 2007

/s/ John D. Hellmann
John D. Hellmann
Chief Financial Officer and Secretary

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

A signed original of this written statement required by Section 906 has been provided to Design Within Reach, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.